NEWS
Steve Schmitt
Vice President, Investor Relations & Corporate Strategy

Yum! Brands Reports First-Quarter EPS Decline of 8%, Excluding Special Items;
Maintains Full-Year Guidance of at least 10% EPS Growth in 2015

Louisville, KY (April 21, 2015) - Yum! Brands, Inc. (NYSE: YUM) today reported results for the first quarter ended March 21, 2015, including EPS of $0.80, excluding Special Items. Reported EPS was $0.81.

FIRST-QUARTER HIGHLIGHTS

●	Worldwide system sales grew 4%. Worldwide restaurant margin decreased 1.7 percentage points to 17.5%, and worldwide operating profit decreased 8%.

●	Total international development was 294 new restaurants; 88% of this development occurred in emerging markets.

●	China Division system sales declined 6%, as 8% unit growth was offset by a 12% same-store sales decline. Restaurant margin decreased 4.5 percentage points to 18.9%. Operating profit decreased 31%.

●	KFC Division system sales increased 8%, driven by 2% unit growth and 5% same-store sales growth. Operating margin increased 1.8 percentage points to 26.3%. Operating profit increased 11%.

●	Pizza Hut Division system sales increased 2%, driven by 2% unit growth. Same-store sales were even. Operating margin decreased 1.5 percentage points to 30.0%. Operating profit declined 2%.

●	Taco Bell Division system sales increased 9%, driven by 3% unit growth and 6% same-store sales growth. Operating margin increased 5.2 percentage points to 26.6%. Operating profit increased 37%.

●	India Division system sales increased 1%, as 18% unit growth was largely offset by an 11% same-store sales decline.

●	Worldwide effective tax rate decreased to 23.3% from 25.8%.

●	Foreign currency translation negatively impacted operating profit by $20 million.

	First Quarter
	2015	2014	% Change
EPS Excluding Special Items	$0.80	$0.87	(8)%
Special Items Gain/(Loss)[1]	$0.01	$0.00	NM
EPS	$0.81	$0.87	(7)%
1 See Reconciliation of Non-GAAP Measurements to GAAP Results for further detail of Special Items.

Note: All comparisons are versus the same period a year ago and exclude Special Items unless noted. System sales and operating profit figures on this page exclude foreign currency translation; operating margin figures are as reported.

Yum! Brands, Inc. • 1900 Colonel Sanders Lane • Louisville, KY 40213
Tel 502 874-8006 • Fax 502 874-2410 • Web Site www.yum.com/investors

GREG CREED COMMENTS
Greg Creed, CEO, said “While EPS declined in the first quarter, I’m pleased with the strong performance from our KFC and Taco Bell Divisions, as well as the continued progress we are making in China. I’m confident we will deliver full-year EPS growth of at least 10%, with a strong second half in China and solid brand-building initiatives underway at each of our divisions.
Our confidence in China is bolstered by improving sales and upward momentum in customer perceptions. China Division restaurant margins were a healthy 19% even though same-store sales declined 12%, reinforcing our belief in significant operating leverage as sales recover. We remain on track to open at least 700 new restaurants in China this year with strong returns, laying the groundwork for future growth.
Outside of China, our KFC and Taco Bell Divisions are firing on all cylinders. These powerhouse brands produced both strong sales growth and significant margin expansion. KFC delivered 5% same-store sales growth, including an improving U.S. business. Taco Bell continued to go from strength to strength with 6% same-store sales growth, led by industry-leading innovation and a solid breakfast platform. At Pizza Hut, our sales performance was relatively flat, but plans are in place to get the business back on track.
Importantly, we’re on pace to set a new record in international development this year, opening 2,100 new restaurants and extending our lead in emerging markets. We expect overall operating results will enable us to achieve targeted earnings growth this year, despite strengthening headwinds from foreign currency translation.
Our central goal remains building three iconic, global brands people trust and champion. We remain focused on the three keys to driving shareholder value: same-store sales growth, new-unit development and generating high returns on invested capital. I believe this combination of efforts will enable us to reestablish our track record of consistently delivering double-digit EPS growth in 2015 and the years ahead.”

CHINA DIVISION

	First Quarter
			% Change
	2015	2014	Reported	Ex F/X
System Sales Growth			(9)	(6)
Same-Store Sales Growth (%)	(12)	+9	NM	NM
Franchise & License Fees ($MM)	21	23	(4)	(2)
Restaurant Margin (%)	18.9	23.4	(4.5)	(4.5)
Operating Profit ($MM)	190	285	(33)	(31)

●	China Division same-store sales for the quarter were significantly impacted by adverse publicity in July 2014 surrounding improper food handling practices by a former supplier.
●	China Division system sales decreased 6%, prior to foreign currency translation.
○	Same-store sales declined 12%, including declines of 14% at KFC and 6% at Pizza Hut Casual Dining.
●	China Division opened 171 new units during the quarter.

China Units	Q1 2015	% Change[2]
Restaurants[1]	6,846	+8
KFC	4,896	+6
Pizza Hut
Casual Dining	1,369	+24
Home Service	270	+30
1 Total includes East Dawning and Little Sheep units.
2 Represents year-over-year change.

●	Restaurant margin decreased 4.5 percentage points to 18.9%, driven by sales deleverage.
●	Operating profit declined 31%, prior to foreign currency translation.
●	Foreign currency translation negatively impacted operating profit by $6 million.
●	Consistent with prior years, China Division's first quarter includes January and February results only. The first quarter includes Chinese New Year, which is peak season for the China Division.

KFC DIVISION

	First Quarter
			% Change
	2015	2014	Reported	Ex F/X
Restaurants	14,189	13,892	+2	NA
System Sales Growth			+1	+8
Same-Store Sales Growth (%)	+5	+1	NM	NM
Franchise & License Fees ($MM)	197	195	+1	+7
Restaurant Margin (%)	15.3	12.9	2.4	2.2
Operating Profit ($MM)	169	163	+4	+11
Operating Margin (%)	26.3	24.5	1.8	1.2

●	KFC Division system sales increased 8%, excluding foreign currency translation.

First Quarter (% Change)
	Int'l Emerging Markets	Int'l Developed Markets	U.S.
System Sales Growth (Ex F/X)	+11%	+6%	+6%
Same-Store Sales Growth	+4%	+4%	+7%

●	KFC Division opened 72 new international restaurants in 36 countries, including 57 units in emerging markets. 82% of these new units were opened by franchisees.
●	Operating margin increased 1.8 percentage points, driven by same-store sales growth and new-unit development.
●	Foreign currency translation negatively impacted operating profit by $13 million.

KFC MARKETS[1]	Percent of KFC System Sales [2]	SYSTEM Sales Growth Ex F/X
		First Quarter (%)
Emerging Markets
Asia (e.g. Malaysia, Indonesia, Philippines)	8%	+3
Africa	7%	+15
Latin America (e.g. Mexico, Peru)	6%	+9
Middle East / North Africa	6%	+3
Russia	4%	+48
Thailand	3%	+11
Continental Europe (e.g. Poland)	2%	+16

Developed Markets
U.S.	24%	+6
Asia (e.g. Japan, Korea, Taiwan)	10%	+1
Australia	10%	+9
U.K.	9%	+5
Continental Europe (e.g. France, Germany)	7%	+7
Canada	3%	+1
Latin America (e.g. Puerto Rico)	1%	+6

1 See website www.yum.com under tab "Investors" for a list of the countries within each of the markets.
2 Reflects Full Year 2014.

PIZZA HUT DIVISION

	First Quarter
			% Change
	2015	2014	Reported	Ex F/X
Restaurants	13,595	13,338	+2	NA
System Sales Growth			(1)	+2
Same-Store Sales Growth (%)	Even	(2)	NM	NM
Franchise & License Fees ($MM)	127	127	Even	+2
Restaurant Margin (%)	11.6	10.8	0.8	0.4
Operating Profit ($MM)	81	84	(4)	(2)
Operating Margin (%)	30.0	31.5	(1.5)	(1.6)

●	Pizza Hut Division system sales increased 2%, prior to foreign currency translation.

	First Quarter (% Change)
	Int'l Emerging Markets	Int'l Developed Markets	U.S.
System Sales Growth (Ex F/X)	+7%	+3%	Even
Same-Store Sales Growth	+2%	+1%	(1)%

●	Pizza Hut Division opened 35 new international restaurants in 20 countries, including 16 units in emerging markets. 94% of these new units were opened by franchisees.
●	Operating margin declined 1.5 percentage points, driven by strategic investments in international G&A.
●	Foreign currency translation negatively impacted operating profit by $1 million.

PIZZA HUT MARKETS[1]	Percent of Pizza Hut System Sales[2]	SYSTEM Sales Growth Ex F/X
		First Quarter (%)
Emerging Markets
Latin America (e.g. Mexico, Peru)	7%	+8
Asia (e.g. Malaysia, Indonesia, Philippines)	5%	+4
Middle East / North Africa	5%	+4
Continental Europe (e.g. Poland)	1%	+6

Developed Markets
U.S.	55%	Even
Asia (e.g. Japan, Korea, Taiwan)	9%	(1)
U.K.	6%	+3
Continental Europe (e.g. France, Germany)	5%	+5
Australia	3%	(3)
Canada	3%	+5
Latin America (e.g. Puerto Rico)	1%	+10

1 See website www.yum.com under tab "Investors" for a list of the countries within each of the markets.
2 Reflects Full Year 2014.

TACO BELL DIVISION

	First Quarter
			% Change
	2015	2014	Reported	Ex F/X
Restaurants	6,228	6,055	+3	NA
System Sales Growth			+9	+9
Same-Store Sales Growth (%)	+6	(1)	NM	NM
Franchise & License Fees ($MM)	96	85	+13	+13
Restaurant Margin (%)	19.6	15.6	4.0	4.0
Operating Profit ($MM)	115	84	+37	+37
Operating Margin (%)	26.6	21.4	5.2	5.2

●	Taco Bell Division system sales increased 9%, driven by 6% same-store sales growth and 3% unit growth.
●	Taco Bell Division opened 47 new restaurants; 89% of these new units were opened by franchisees.
●
Restaurant margin was 19.6%, an increase of 4.0 percentage points, driven by same-store sales growth. The combination of pricing actions and favorable menu mix more than offset inflation during the quarter.

●	Operating margin increased 5.2 percentage points, including a 0.9 percentage point benefit from the overlap of franchise incentives paid in 2014 to support the national launch of breakfast.

INDIA DIVISION

●	India Division system sales increased 1% prior to foreign currency translation, as 18% unit growth was largely offset by an 11% same-store sales decline.
●	Operating loss was $4 million, as compared to an operating loss of $3 million in prior year.

India Units	Q1 2015	% Change[2]
Restaurants[1]	833	+18%
KFC	395	+17%
Pizza Hut
Casual Dining	182	(1)%
Home Service	249	+38%
1 Total includes 7 Taco Bell units.
2 Represents year-over-year change.

SHARE REPURCHASE UPDATE

●	Year-to-date through April 20, 2015, we repurchased 2.6 million shares totaling $200 million at an average price of $76.

CONFERENCE CALL
Yum! Brands, Inc. will host a conference call to review the company's financial performance and strategies at 9:15 a.m. Eastern Time Wednesday, April 22, 2015. The number is 877/815-2029 for U.S. callers and 706/645-9271 for international callers.

The call will be available for playback beginning at 12:45 p.m. Eastern Time Wednesday, April 22, through midnight Wednesday, May 20, 2015. To access the playback, dial 855/859-2056 in the United States and 404/537-3406 internationally. The playback pass code is 20279960.

The webcast and the playback can be accessed via the internet by visiting Yum! Brands' website, www.yum.com/investors and selecting “Q1 2015 Earnings Conference Call” under “Investment Events.” A podcast will be available within 24 hours.

ADDITIONAL INFORMATION ONLINE
Quarter end dates for each division, restaurant-count details and definitions of terms are available online at www.yum.com under “Investors”.

This announcement, any related announcements and the related webcast may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected. Factors that can cause our actual results to differ materially include, but are not limited to: food safety and food borne-illness issues; changes in economic conditions, consumer preferences, tax rates and laws and the regulatory environment, as well as increased competition and other risks in China, where a significant and growing portion of our restaurants are located; the impact or threat of any widespread illness or outbreaks of viruses or other diseases; changes in economic and political conditions in the other countries outside the U.S. where we operate; our ability to protect the integrity and security of individually identifiable data of our customers and employees; our ability to secure and maintain distribution and adequate supply to our restaurants; the success of our international development strategy; commodity, labor and other operating costs; the continued viability and success of our franchise and license operators; consumer preferences and perceptions of our brands; the impact of social media; pending or future litigation and legal claims or proceedings; changes in or noncompliance with government regulations; tax matters, including disagreements with taxing authorities; significant changes in global economic conditions, including consumer spending, consumer confidence and unemployment; and competition within the retail food industry, including with respect to price and quality of food products, new product development, advertising levels and promotional initiatives, customer service, reputation, restaurant location, and attractiveness and maintenance of properties. You should consult our filings with the Securities and Exchange Commission (including the information set forth under the captions “Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K) for additional detail about factors that could affect our financial and other results. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We are not undertaking to update any of these statements.

Yum! Brands, Inc., based in Louisville, Kentucky, has over 41,000 restaurants in more than 125 countries and territories. Yum! is ranked #216 on the Fortune 500 List with revenues of over $13 billion and in 2014 was named among the top 100 Corporate Citizens by Corporate Responsibility Magazine. The Company's restaurant brands - KFC, Pizza Hut and Taco Bell - are the global leaders of the chicken, pizza and Mexican-style food categories. Outside the United States, the Yum! Brands system opened over five new restaurants per day, making it a leader in international retail development.

Analysts are invited to contact
Steve Schmitt, Vice President Investor Relations & Corporate Strategy, at 888/298-6986
Elizabeth Grenfell, Director Investor Relations, at 888/298-6986
Members of the media are invited to contact
Virginia Ferguson, Director Public Relations, at 502/874-8200

YUM! Brands, Inc.
Condensed Consolidated Summary of Results
(amounts in millions, except per share amounts)
(unaudited)

	Quarter ended		% Change
	3/21/15	3/22/14	B/(W)

Company sales	$2,179	$2,292	(5)
Franchise and license fees and income	443	432	3
Total revenues	2,622	2,724	(4)

Company restaurant expenses
Food and paper	688	725	5
Payroll and employee benefits	493	493	—
Occupancy and other operating expenses	616	633	3
Company restaurant expenses	1,797	1,851	3

General and administrative expenses	295	271	(8)
Franchise and license expenses	34	33	(7)
Closures and impairment (income) expenses	3	3	(20)
Refranchising (gain) loss	(10)	(3)	NM
Other (income) expense	(3)	(2)	72
Total costs and expenses, net	2,116	2,153	2

Operating Profit	506	571	(11)
Interest expense, net	34	33	(3)
Income before income taxes	472	538	(12)
Income tax provision	111	139	21
Net income - including noncontrolling interests	361	399	(10)
Net income (loss) - noncontrolling interests	(1)	—	NM
Net income - YUM! Brands, Inc.	$362	$399	(9)

Effective tax rate	23.4%	25.9%	2.5 ppts.

Basic EPS Data
EPS	$0.83	$0.89	(7)
Average shares outstanding	438	447	2

Diluted EPS Data
EPS	$0.81	$0.87	(7)
Average shares outstanding	446	456	2

Dividends declared per common share	$—	$0.37

See accompanying notes.

 Percentages may not recompute due to rounding.

YUM! Brands, Inc.
CHINA DIVISION Operating Results
(amounts in millions)
(unaudited)

	Quarter ended		% Change
	3/21/15	3/22/14	B/(W)

Company sales	$1,235	$1,356	(9)
Franchise and license fees and income	21	23	(4)
Total revenues	1,256	1,379	(9)

Company restaurant expenses
Food and paper	392	418	6
Payroll and employee benefits	244	241	(1)
Occupancy and other operating expenses	366	380	4
Company restaurant expenses	1,002	1,039	4
General and administrative expenses	68	62	(10)
Franchise and license expenses	4	3	(52)
Closures and impairment (income) expenses	2	2	(4)
Other (income) expense	(10)	(12)	(20)
	1,066	1,094	2
Operating Profit	$190	$285	(33)

Company sales	100.0%	100.0%
Food and paper	31.8	30.8	(1.0 ppts.)
Payroll and employee benefits	19.7	17.8	(1.9 ppts.)
Occupancy and other operating expenses	29.6	28.0	(1.6 ppts.)
Restaurant margin	18.9%	23.4%	(4.5 ppts.)

Operating margin	15.1%	20.7%	(5.6 ppts.)

See accompanying notes.

Percentages may not recompute due to rounding.

YUM! Brands, Inc.
KFC DIVISON Operating Results
(amounts in millions)
(unaudited)

	Quarter ended		% Change
	3/21/15	3/22/14	B/(W)

Company sales	$445	$469	(5)
Franchise and license fees and income	197	195	1
Total revenues	642	664	(3)

Company restaurant expenses
Food and paper	153	164	7
Payroll and employee benefits	104	114	9
Occupancy and other operating expenses	120	130	8
Company restaurant expenses	377	408	8
General and administrative expenses	79	76	(3)
Franchise and license expenses	17	17	—
Closures and impairment (income) expenses	—	—	NM
Other (income) expense	—	—	NM
	473	501	6
Operating Profit	$169	$163	4

Company sales	100.0%	100.0%
Food and paper	34.3	34.9	0.6 ppts.
Payroll and employee benefits	23.4	24.3	0.9 ppts.
Occupancy and other operating expenses	27.0	27.9	0.9 ppts.
Restaurant margin	15.3%	12.9%	2.4 ppts.

Operating margin	26.3%	24.5%	1.8 ppts.

See accompanying notes.

Percentages may not recompute due to rounding.

YUM! Brands, Inc.
PIZZA HUT DIVISION Operating Results
(amounts in millions)
(unaudited)

	Quarter ended		% Change
	3/21/15	3/22/14	B/(W)

Company sales	$144	$140	3
Franchise and license fees and income	127	127	—
Total revenues	271	267	1

Company restaurant expenses
Food and paper	40	42	4
Payroll and employee benefits	44	43	(4)
Occupancy and other operating expenses	43	40	(6)
Company restaurant expenses	127	125	(2)
General and administrative expenses	57	49	(15)
Franchise and license expenses	8	8	(2)
Closures and impairment (income) expenses	—	1	NM
Other (income) expense	(2)	—	NM
	190	183	(4)
Operating Profit	$81	$84	(4)

Company sales	100.0%	100.0%
Food and paper	27.8	29.8	2.0 ppts.
Payroll and employee benefits	30.8	30.5	(0.3 ppts.)
Occupancy and other operating expenses	29.8	28.9	(0.9 ppts.)
Restaurant margin	11.6%	10.8%	0.8 ppts.

Operating margin	30.0%	31.5%	(1.5 ppts.)

See accompanying notes.

Percentages may not recompute due to rounding.

YUM! Brands, Inc.
TACO BELL DIVISION Operating Results
(amounts in millions)
(unaudited)

	Quarter ended		% Change
	3/21/15	3/22/14	B/(W)

Company sales	$335	$306	9
Franchise and license fees and income	96	85	13
Total revenues	431	391	10

Company restaurant expenses
Food and paper	94	92	(2)
Payroll and employee benefits	98	92	(5)
Occupancy and other operating expenses	78	74	(5)
Company restaurant expenses	270	258	(4)
General and administrative expenses	43	45	2
Franchise and license expenses	2	4	22
Closures and impairment (income) expenses	1	—	NM
Other (income) expense	—	—	NM
	316	307	(3)
Operating Profit	$115	$84	37

Company sales	100.0%	100.0%
Food and paper	28.1	30.1	2.0 ppts.
Payroll and employee benefits	29.1	30.2	1.1 ppts.
Occupancy and other operating expenses	23.2	24.1	0.9 ppts.
Restaurant margin	19.6%	15.6%	4.0 ppts.

Operating margin	26.6%	21.4%	5.2 ppts.

See accompanying notes.

Percentages may not recompute due to rounding.

YUM! Brands, Inc.
Condensed Consolidated Balance Sheets
(amounts in millions)

	(unaudited)
	3/21/15	12/27/14
ASSETS
Current Assets
Cash and cash equivalents	$675	$578
Accounts and notes receivable, less allowance: $15 in 2015 and $12 in 2014	373	325
Inventories	276	301
Prepaid expenses and other current assets	259	254
Deferred income taxes	97	93
Advertising cooperative assets, restricted	103	95
Total Current Assets	1,783	1,646

Property, plant and equipment, net of accumulated depreciation and amortization of $3,627 in
2015 and $3,584 in 2014	4,374	4,498
Goodwill	684	700
Intangible assets, net	299	318
Investments in unconsolidated affiliates	32	52
Other assets	547	560
Deferred income taxes	586	571
Total Assets	$8,305	$8,345

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and other current liabilities	$1,790	$1,972
Income taxes payable	131	77
Short-term borrowings	266	267
Advertising cooperative liabilities	103	95
Total Current Liabilities	2,290	2,411

Long-term debt	3,121	3,077
Other liabilities and deferred credits	1,123	1,244
Total Liabilities	6,534	6,732

Redeemable noncontrolling interest	8	9

Shareholders' Equity
Common stock, no par value, 750 shares authorized; 433 shares and 434 shares issued in 2015 and 2014, respectively	—	—
Retained earnings	1,978	1,737
Accumulated other comprehensive income (loss)	(271)	(190)
Total Shareholders' Equity - YUM! Brands, Inc.	1,707	1,547
Noncontrolling interests	56	57
Total Shareholders' Equity	1,763	1,604
Total Liabilities, Redeemable Noncontrolling Interest and Shareholders' Equity	$8,305	$8,345
 See accompanying notes.

YUM! Brands, Inc.
Condensed Consolidated Statements of Cash Flows
(amounts in millions)
(unaudited)

	Quarter ended
	3/21/15	3/22/14
Cash Flows - Operating Activities
Net income - including noncontrolling interests	$361	$399
Depreciation and amortization	139	140
Closures and impairment (income) expenses	3	3
Refranchising (gain) loss	(10)	(3)
Contributions to defined benefit pension plans	(76)	(8)
Deferred income taxes	(29)	(11)
Equity income from investments in unconsolidated affiliates	(9)	(13)
Excess tax benefit from share-based compensation	(19)	(13)
Share-based compensation expense	15	12
Changes in accounts and notes receivable	3	23
Changes in inventories	21	33
Changes in prepaid expenses and other current assets	(27)	(2)
Changes in accounts payable and other current liabilities	113	(20)
Changes in income taxes payable	51	53
Other, net	(8)	(23)
Net Cash Provided by Operating Activities	528	570

Cash Flows - Investing Activities
Capital spending	(227)	(172)
Proceeds from refranchising of restaurants	22	2
Other, net	(3)	2
Net Cash Used in Investing Activities	(208)	(168)

Cash Flows - Financing Activities
Repayments of long-term debt	(3)	(2)
Short-term borrowings by original maturity
More than three months - proceeds	—	—
More than three months - payments	—	—
Three months or less, net	—	—
Revolving credit facilities, three months or less, net	53	35
Repurchase shares of Common Stock	(124)	(124)
Excess tax benefit from share-based compensation	19	13
Employee stock option proceeds	10	11
Dividends paid on Common Stock	(178)	(164)
Other, net	(23)	(6)
Net Cash Used in Financing Activities	(246)	(237)
Effect of Exchange Rate on Cash and Cash Equivalents	23	(4)
Net Increase in Cash and Cash Equivalents	97	161
Cash and Cash Equivalents - Beginning of Period	578	573
Cash and Cash Equivalents - End of Period	$675	$734
See accompanying notes.

Reconciliation of Non-GAAP Measurements to GAAP Results
(amounts in millions, except per share amounts)
(unaudited)

In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") throughout this document, the Company has provided non-GAAP measurements which present operating results in 2015 and 2014 on a basis before Special Items.  Special Items presented below relate primarily to U.S. refranchising gains in 2015 and 2014 which is further described in (c) in the accompanying notes.

The Company uses earnings before Special Items as a key performance measure of results of operations for the purpose of evaluating performance internally and Special Items are not included in any of our segment results.  This non-GAAP measurement is not intended to replace the presentation of our financial results in accordance with GAAP.  Rather, the Company believes that the presentation of earnings before Special Items provides additional information to investors to facilitate the comparison of past and present operations, excluding items in the quarters ended March 21, 2015 and March 22, 2014 that the Company does not believe are indicative of our ongoing operations due to their size and/or nature.

	Quarter ended
	3/21/15	3/22/14
Detail of Special Items
U.S. Refranchising gain (loss)(c)	$7	$2
Other Special Items Income (Expense)	(2)	—
Total Special Items Income (Expense)	5	2
Tax Benefit (Expense) on Special Items	(2)	(1)
Special Items Income (Expense), net of tax	$3	$1
Average diluted shares outstanding	446	456
Special Items diluted EPS	$0.01	$—

Reconciliation of Operating Profit Before Special Items to Reported Operating Profit
Operating Profit Before Special Items	$501	$569
Special Items Income (Expense)	5	2
Reported Operating Profit	$506	$571

Reconciliation of EPS Before Special Items to Reported EPS
Diluted EPS Before Special Items	$0.80	$0.87
Special Items EPS	0.01	—
Reported EPS	$0.81	$0.87

Reconciliation of Effective Tax Rate Before Special Items to Reported Effective Tax Rate
Effective Tax Rate Before Special Items	23.3%	25.8%
Impact on Tax Rate as a result of Special Items	0.1%	0.1%
Reported Effective Tax Rate	23.4%	25.9%

YUM! Brands, Inc.
Segment Results
(amounts in millions)
(unaudited)

Quarter Ended 3/21/15	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Total revenues	$1,256	$642	$271	$431	$22	$—	$2,622

Company restaurant expenses	1,002	377	127	270	21	—	1,797
General and administrative expenses	68	79	57	43	4	44	295
Franchise and license expenses	4	17	8	2	1	2	34
Closures and impairment (income) expenses	2	—	—	1	—	—	3
Refranchising (gain) loss	—	—	—	—	—	(10)	(10)
Other (income) expense	(10)	—	(2)	—	—	9	(3)
	1,066	473	190	316	26	45	2,116
Operating Profit (loss)	$190	$169	$81	$115	$(4)	$(49)	$506

Quarter Ended 3/22/14	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Total revenues	$1,379	$664	$267	$391	$23	$—	$2,724

Company restaurant expenses	1,039	408	125	258	21	—	1,851
General and administrative expenses	62	76	49	45	4	35	271
Franchise and license expenses	3	17	8	4	1	—	33
Closures and impairment (income) expenses	2	—	1	—	—	—	3
Refranchising (gain) loss	—	—	—	—	—	(3)	(3)
Other (income) expense	(12)	—	—	—	—	10	(2)
	1,094	501	183	307	26	42	2,153
Operating Profit (loss)	$285	$163	$84	$84	$(3)	$(571)	$571

The above tables reconcile segment information, which is based on management responsibility, with our Condensed Consolidated Summary of Results.  Corporate and unallocated expenses comprise items that are not allocated to segments for performance reporting purposes.

The Corporate and Unallocated column in the above tables includes, among other amounts, all amounts that we have deemed Special Items. See Reconciliation of Non-GAAP Measurements to GAAP Results.

Notes to the Condensed Consolidated Summary of Results, Condensed Consolidated Balance Sheets
and Condensed Consolidated Statements of Cash Flows
(amounts in millions)
(unaudited)

(a)	Amounts presented as of and for the quarter and year to date ended March 21, 2015 are preliminary.

(b)	Other (income) expense for the China Division primarily consists of equity income (loss) from investments in unconsolidated affiliates.

(c)
During the quarters ended March 21, 2015 and March 22, 2014, we recorded gains of $7 million and $2 million, respectively, related to refranchising in the U.S. Refranchising (gains) losses in the U.S. have been reflected as Special Items for certain performance measures (see accompanying reconciliation to reported results) due to the scope of our U.S. refranchising program in recent years and the volatility in associated gains and losses.